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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT



                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 26, 1996



                           MORGAN STANLEY GROUP INC.
            (Exact name of registrant as specified in its charter)




         Delaware                    1-9085                   13-2838811
(State or other jurisdiction       (Commission              (IRS Employer
   of incorporation)               File Number)           Identification No.)


                    1585 Broadway, New York, New York 10036
          (Address of principal executive offices including zip code)


      Registrant's telephone number, including area code: (212) 761-4000

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Item 7(c).  Exhibits

8.22 Tax Opinion of Davis Polk & Wardwell, dated December 26, 1996, relating to the registrant's Reverse Equity Notes due September 30, 1997, as described in Pricing Supplement No. 51 dated December 13, 1996 to the Prospectus Supplement dated May 1, 1996 and the Prospectus dated May 1, 1996 related to Registration Statement No. 333-01655.






                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MORGAN STANLEY GROUP INC.
                                             Registrant




                                             /s/ Patricia A. Kurtz
                                             ------------------------------
                                             Name:  Patricia A. Kurtz
                                             Title: Assistant Secretary


Date:    January 7, 1997



                               Index to Exhibits



Exhibit No.                      Description
-----------                      -----------

8.22 Tax Opinion of Davis Polk & Wardwell, dated December 26, 1996, relating to the registrant's Reverse Equity Notes due September 30, 1997, as described in Pricing Supplement No. 51 dated December 13, 1996 to the Prospectus Supplement dated May 1, 1996 and the Prospectus dated May 1, 1996 related to Registration Statement No. 333-01655.